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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



                           Date of Report: May 7, 1999



                                XTRA Corporation
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             (Exact name of registrant as specified in its charter)



      Delaware                        1-7654                   06-0954158
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State of incorporation             (Commission                (IRS Employer
   of organization                 File Number)             Identification No.)

60 State Street, Boston, MA                                               02109
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(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code:  (617) 367-5000
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                                       N/A
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         (Former name or former address, if changed since last report)
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Item 5 - Other Events:
----------------------


On May 6, 1999, XTRA Corporation issued a press release announcing that Francis J. Palamara has retired from the Board. The Company does not intend to fill the vacant Board seat at this time.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               XTRA CORPORATION
                                     -------------------------------------
                                                 (Registrant)



Date:        May 7, 1999                     /s/ Michael J. Soja
      ---------------------------    -------------------------------------
                                           Michael J. Soja
                                           Vice President and
                                           Chief Financial Officer



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